NASDAQ: HFWA

OTC Pink: PRCB

Heritage Financial Corporation to Acquire Premier Commercial Bancorp

Enhances Commercial Banking Platform in Attractive Portland MSA

March 8, 2018

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements regarding Heritage, Premier, the proposed merger and the combined company after the close of the transaction that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements involve inherent risks, uncertainties and contingencies, many of which are difficult to predict and are generally beyond the control of Heritage, Premier and the combined company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage with the Securities and Exchange Commission (the "SEC"), risks and uncertainties for each institution and the combined institution include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; governmental approval of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; conditions to the closing of the merger may not be satisfied; the shareholders of Premier may fail to approve the consummation of the merger; the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected. All forward-looking statements included in this communication are based on information available at the time of the communication. Heritage and Premier undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect new information, future events or circumstances or otherwise that occur after the date on which such statements were made.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

HIGHLY ATTRACTIVE STRATEGIC ACQUISITION

Strategic Rationale

- Expands HFWA's presence in the Portland-Vancouver-Hillsboro MSA
  - Augments our organic momentum
  - Executed a similar strategy in Seattle – organically built a presence, and completed an acquisition to accelerate our growth initiatives to create greater scale
  - 3 branches → 9 branches
- HFWA will have $408 million of loans and $418 million of deposits in the Portland MSA, pro forma
- Appealing demographic and economic profile for the Portland MSA
- Premier's branch footprint located in the key business hubs in this market
- $5.1 billion pro forma total assets for HFWA

Scarcity Value for Premier

- Largest commercial bank under $1 billion in assets which is headquartered in the Portland MSA
- Attractive core deposit franchise with business banking focus in the loan portfolio

Source: HFWA and Premier earnings release and call report data for the quarter ended 12/31/2017

ACQUISITION TRANSFORMS PRESENCE IN PORTLAND

- $408 million of loans and $418 million of deposits, pro forma in the Portland MSA – combined funds under management of $826 million
- 11% of HFWA's loan portfolio and 10% of HFWA's deposit base is in Portland MSA on a pro forma basis
- Further accelerates HFWA's recruiting efforts in the Portland market
- HFWA's 2nd largest market opportunity
- Retention of Premier's key lenders

Loans in Portland MSA



~6x increase for HFWA
$500
$400
$300
$200
$100
$-
$64
$344
$408
HFWA
Premier
Pro Forma

Deposits in Portland MSA



~5x increase for HFWA
$500
$400
$300
$200
$100
$-
$87
$331
$418
HFWA
Premier
Pro Forma

Source: Company information, data as of 12/31/2017
Note: All dollars in millions

OVERVIEW OF PREMIER COMMERCIAL BANCORP

- Founded in 1999 and headquartered in Hillsboro, Oregon
- Strategically located branches – six locations in Portland MSA
- Focused on delivering banking services to businesses, nonprofits, professionals and individuals
- Commercial bankers which have been in this market for the majority of their careers
- Average branch size of $55 million in deposits
- Strong growth in 2017 with increase of 8.2% in loans, 4.1% in deposits and 15.3% in non-interest bearing deposits
- Core earnings driven from spread income (Q4 2017)
  - ROAA of 1.01%, excluding the DTA impact
  - NIM of 4.53%
  - Yield on loans of 5.46%
  - Cost of deposits of 0.38%
  - Efficiency ratio of 61.9%
  - 13% increase in operating revenue compared to Q4 2016(1)

Financial Highlights

	Q4 2016	Q3 2017	Q4 2017
Balance Sheet			
Total Assets	$ 390,412	$ 391,332	$ 400,542
Gross Loans (Incl. HFS)	$ 317,604	$ 333,940	$ 343,605
Total Deposits	$ 317,701	$ 316,227	$ 330,623
Tangible Common Equity	$ 36,512	$ 40,009	$ 39,950
Loans / Deposits Ratio	100%	106%	104%
Deposit Mix			
Non-Interest Bearing Deposits ($)	$ 92,620	$ 103,947	$ 106,835
Non-Interest Bearing Deposits (%)	29%	33%	32%
Non-CDs ($)	$ 247,944	$ 254,860	$ 265,234
Non-CDs (%)	78%	81%	80%
Credit Quality			
NPAs/Assets	1.94%	1.00%	0.74%
Loan Loss Reserves / Gross Loans	1.39%	1.27%	1.24%
Income Statement			
Net Interest Income	$ 3,762	$ 4,113	$ 4,274
Non-Interest Income	$ 216	$ 204	$ 208
Non-Interest Expense	$ 2,418	$ 2,628	$ 2,722
Operating Revenue (1)	$ 3,978	$ 4,317	$ 4,482
Pre-Tax Income	$ 1,560	$ 1,689	$ 1,596
Net Income	$ 996	$ 1,072	$ (26)
Net Income (Excl. DTA Impact)	$ 996	$ 1,072	$ 1,020
Performance Ratios			
ROAA (Excl. DTA Impact)	1.03%	1.08%	1.01%
Net Interest Margin	4.18%	4.43%	4.53%
Yield on Loans	5.27%	5.42%	5.46%
Cost of Deposits	0.39%	0.38%	0.38%
Non-Interest Expense / Avg. Assets	2.51%	2.66%	2.70%
Efficiency Ratio	61.0%	58.6%	61.9%

Source: SNL Financial, Premier earnings release and call report data for the quarter ended 12/31/2017
Note: All dollars in thousands
(1) Operating revenue = net interest income + non-interest income

TRANSACTION OVERVIEW

Consideration

- Fixed exchange ratio of 0.4863x
- 100% stock consideration
- HFWA will issue 2,848,651 shares
- Premier shareholders will have pro forma ownership of 7.7%
- Aggregate consideration of $88.6 million or $15.12 per share of Premier common stock(1)

Transaction Multiples

- Price-to-LTM earnings per share of 20.1x(2)
- Price-to-tangible book value per share of 222%
- Core deposit premium of 16.1%
- One-day market premium of 26.8%

Additional Details

- Detailed due diligence completed
- Expected completion in Q3 2018
- Entered into non-compete agreements and voting agreements with Premier directors and certain executives
- Customary regulatory approvals and Premier shareholder approval

(1) Based on HFWA's closing stock price of $31.10 as of 3/8/2018. Merger consideration and price per share will change, based on the fluctuation in HFWA's stock price prior to closing
(2) EPS for last twelve months adjusted to exclude the impairment of deferred tax assets

KEY ASSUMPTIONS AND PRO FORMA IMPACT

Pro Forma Impact to HFWA

- Immediately accretive to EPS in 2018 and 3.3% accretive in 2019[(1)]
- 0.9% dilutive to tangible book value per share at close; earnback of 1.6 years[(2)]
- Internal rate of return greater than 15%
- Pro Forma TCE ratio of 9.4%, leverage ratio of 9.8%, total risk based capital ratio of 12.0%

Key Assumptions

- Estimated cost savings of 30% of Premier's non-interest expense
- Cost savings of $412k in 2018 (25% phased-in) and $3.5 million in 2019 (100% phased-in)
- Approximately $8.3 million in pre-tax merger related expenses

Pro Forma Adjustments

- Redemption of $8.2 million in trust preferred securities at par and $16.0 million in FHLB borrowings – on a combined basis, the interest expense for trust preferred securities and FHLB borrowings was $860k in 2017
- Fair value credit adjustment on loans of –1.50%, or approximately $5.2 million
- Core deposit intangible of approximately $5.6 million (10-year amortization, sum-of-years digits)
- No revenue synergies are assumed, but opportunities have been identified

(1) HFWA average EPS estimates for 2018 and 2019 per SNL FactSet. Excludes non-recurring merger-related expenses
(2) Tangible Book Value Earnback Period measures the number of years required for the pro forma company's projected TBVPS to exceed the projected TBVPS of standalone HFWA

PRO FORMA BRANCH FOOTPRINT

HFWA Branch Footprint



Bellingham
Victoria
Everett
Seattle
Wenatchee
WASHINGTON
Tacoma
Olympia
Yakima
Longview
Portland
Tillamook
The Dalles
Salem
Heritage Branch
Premier Branch

- Acquisition is consistent with HFWA's focus on I-5 strategy
- Premier has 6 branch locations in the cities of Hillsboro, Beaverton, Forest Grove, Tigard, Newberg and Portland
- On a pro forma basis, HFWA will have 9 branch locations in the Portland-Vancouver-Hillsboro MSA

Branch Footprint in Portland MSA



Vancouver
Ellsworth
Camas
Forest Grove
Hillsboro
Cedar Mill
Wood Village
Fairview
Troutdale
Gresham
Aloha
West Haven
Portland
Beaverton
Garden Home
Happy Valley
Sunnyside
Tigard
Milwaukie
Lake Oswego
Oak Grove
Jennings Lodge
Tualatin
Sherwood
West Linn
Redland
Oregon City
Newberg
Dundee
Wilsonville
Beaver Creek

STRENGTHENING MARKET SHARE

Portland-Vancouver-Hillsboro MSA

Rank	In-Market HQ	Institution (State)	Number of Branches	Deposits in Market	Market Share
1		U.S. Bancorp (MN)	109	$ 10,878,067	21.67%
2		Bank of America Corp. (NC)	48	$ 9,632,869	19.19%
3		Wells Fargo & Co. (CA)	67	$ 8,981,003	17.89%
4		JPMorgan Chase & Co. (NY)	77	$ 5,430,176	10.82%
5		KeyCorp (OH)	49	$ 3,382,333	6.74%
6	1	Umpqua Holdings Corp. (OR)	41	$ 3,083,908	6.14%
7		Columbia Banking System Inc. (WA)	30	$ 1,899,969	3.78%
8		BNP Paribas	17	$ 1,739,209	3.46%
9		Riverview Bancorp Inc. (WA)	16	$ 845,347	1.68%
10		First Repub Bank (CA)	2	$ 707,917	1.41%
11		Banner Corp. (WA)	9	$ 363,834	0.72%
12		Pro Forma HFWA	9	$ 363,504	0.72%
12		Washington Federal Inc. (WA)	8	$ 356,840	0.71%
13	2	First FS&LA of McMinnville (OR)	7	$ 345,311	0.69%
14	3	Premier Commercial Bancorp (OR)	6	$ 319,565	0.64%
15		HomeStreet Inc. (WA)	6	$ 314,555	0.63%
16		Mitsubishi UFJ Financial	2	$ 309,204	0.62%
17		Beneficial State Foundation (CA)	6	$ 238,312	0.47%
18		First Interstate BancSystem (MT)	1	$ 214,656	0.43%
19		W.T.B. Financial Corp. (WA)	2	$ 200,714	0.40%
20	4	CCB Financial Corporation (OR)	4	$ 172,955	0.34%
21		GWY LLC (WA)	2	$ 151,641	0.30%
22	5	Lewis & Clark Bank (OR)	1	$ 147,017	0.29%
23		Pacific Premier Bancorp (CA)	1	$ 121,246	0.24%
24		First Citizens BancShares Inc. (NC)	2	$ 86,635	0.17%
25		Zions Bancorp. (UT)	1	$ 71,049	0.14%
26		Citizens Bancorp (OR)	3	$ 57,884	0.12%
27	6	Pacific West Bank (OR)	2	$ 57,030	0.11%
28		Heritage Financial Corp. (WA)	3	$ 43,939	0.09%
29		Pacific Financial Corp. (WA)	1	$ 20,445	0.04%
30		Opus Bank (CA)	1	$ 16,249	0.03%
		Total For Institutions In Market	529	$ 50,198,958	
		Out of 33 Institutions			

- Premier has significant scarcity value in this market
  - Premier is the largest commercial bank under $1 billion in assets which is headquartered in the Portland MSA
  - 3rd largest deposit market share among banks headquartered in the Portland MSA
- Limited opportunities to acquire a quality and sizeable institution in Portland
- $50+ billion deposit market which is dominated by the larger banks – opportunity for HFWA to have $1+ billion presence in this market over time
- As of 12/31/2017, HFWA will have $394 million in deposits in the Portland MSA, pro forma

Source: SNL Financial, FDIC deposit data as of 6/30/2017, unless noted otherwise
Note: All dollars in thousands
Note: Only top 30 institutions shown

VIBRANT, DIVERSE AND GROWING ECONOMY

- Portland-Vancouver-Hillsboro MSA is the largest metropolitan area in Oregon and 2nd largest in the Pacific Northwest
- Portland's population grew 11.3% from 2010 to 2018 and is projected to grow 6.6% from 2018 to 2023[(1)]
- Household income in Oregon is expected to increase by 12.5% through 2023, the highest in the country[(1)]
- Portland economy ranks 20th largest in the country by GDP, which grew 3.0% in 2015[(2)]
- Median household income for Portland is $70,733, which is 17% higher than the national average of $60,227[(1)]
- Nike and Portland General Electric, both Fortune 1000 companies, are headquartered in Portland
- Portland home prices increased 5.6% from December 2016 to December 2017[(3)]

Large Employers in Portland MSA

Note: Information for Portland metropolitan statistical area, unless noted otherwise
(1) SNL Financial, U.S. Census data
(2) Bureau of Economic Analysis
(3) Nielsen www.zillow.com

LOAN PORTFOLIO MIX – BUSINESS BANKING FOCUS

- Attractive loan mix with 27.5% C&I, 31.2% owner occupied CRE and 22.9% non-owner occupied CRE
- 58.8% of Premier's portfolio is for business loans, includes C&I and owner occupied CRE on a combined basis combined

HFWA*



Owner-Occupied CRE
21.9%
Non-Owner Occupied CRE
32.8%
1-4 Family
3.9%
Construction & Development
5.7%
Consumer
11.0%
Commercial & Industrial
24.5%

	Balance ($000s)	% of Total
Construction & Development	$ 185,940	5.7%
1-4 Family	$ 127,069	3.9%
Non-Owner Occupied CRE	$ 1,061,199	32.8%
Owner-Occupied CRE	$ 709,760	21.9%
Commercial & Industrial	$ 794,016	24.5%
Consumer	$ 356,936	11.0%
Total Loans	$ 3,234,920	100.0%
Less: Unearned Income	$ (2,449)	
Gross Loans	$ 3,237,369	
Loans Held for Sale	$ 2,288	0.1%
Loans / Deposits	83.3%	
Yield on Loans	4.99%	

Premier



Owner-Occupied CRE
31.2%
Non-Owner Occupied CRE
22.9%
1-4 Family
2.9%
Construction & Development
14.2%
Consumer
1.3%
Commercial & Industrial
27.5%

	Balance ($000s)	% of Total
Construction & Development	$ 48,979	14.2%
1-4 Family	$ 9,842	2.9%
Non-Owner Occupied CRE	$ 78,857	22.9%
Owner-Occupied CRE	$ 107,669	31.2%
Commercial & Industrial	$ 94,834	27.5%
Consumer	$ 4,380	1.3%
Total Loans	$ 344,561	100.0%
Less: Unearned Income	$ 956	
Gross Loans	$ 343,605	
Loans Held for Sale	$ -	0.0%
Loans / Deposits	103.8%	
Yield on Loans	5.46%	

Combined*



Non-Owner Occupied CRE
31.8%
Owner-Occupied CRE
22.8%
1-4 Family
3.8%
Construction & Development
6.6%
Consumer
10.1%
Commercial & Industrial
24.8%

	Balance ($000s)	% of Total
Construction & Development	$ 234,919	6.6%
1-4 Family	$ 136,911	3.8%
Non-Owner Occupied CRE	$ 1,140,056	31.8%
Owner-Occupied CRE	$ 817,429	22.8%
Commercial & Industrial	$ 888,850	24.8%
Consumer	$ 361,316	10.1%
Total Loans	$ 3,579,481	100.0%
Less: Unearned Income	$ (1,493)	
Gross Loans	$ 3,580,974	
Loans Held for Sale	$ 2,288	0.1%
Loans / Deposits	84.9%	
Yield on Loans	5.03%	

Source: SNL Financial, HFWA, Premier, and Puget Sound information for the quarter ended 12/31/2017
Note: All dollars in thousands
*HFWA is pro forma with Puget Sound. Does not include purchase accounting adjustments

DEPOSIT MIX – ATTRACTIVE CORE DEPOSIT FRANCHISE

- Core deposit franchise with 32.3% non-interest bearing demand deposits and 80.2% non-CDs

HFWA*



NOW & Interest-Bearing Demand 28.2%
MMDA 18.0%
Savings 12.8%
Certificates of Deposit 11.1%
Noninterest-Bearing Demand 29.8%

	Balance ($000s)	% of Total
Noninterest-Bearing Demand	$ 1,159,901	29.8%
NOW & Interest-Bearing Demand	$ 1,097,058	28.2%
MMDA	$ 698,797	18.0%
Savings	$ 498,778	12.8%
Certificates of Deposit	$ 431,337	11.1%
Total Deposits	$ 3,885,871	100.0%
Interest-Bearing Deposits	$ 2,725,970	70.2%
Non-CDs	$ 3,454,534	88.9%
Cost of Interest-Bearing Deposits		0.29%
Cost of Total Deposits		0.20%
Cost of Funds		0.26%

Premier



NOW & Interest-Bearing Demand 9.5%
MMDA 37.1%
Savings 1.3%
Certificates of Deposit 19.8%
Noninterest-Bearing Demand 32.3%

	Balance ($000s)	% of Total
Noninterest-Bearing Demand	$ 106,835	32.3%
NOW & Interest-Bearing Demand	$ 31,508	9.5%
MMDA	$ 122,591	37.1%
Savings	$ 4,300	1.3%
Certificates of Deposit	$ 65,389	19.8%
Total Deposits	$ 330,623	100.0%
Interest-Bearing Deposits	$ 223,788	67.7%
Non-CDs	$ 265,234	80.2%
Cost of Interest-Bearing Deposits		0.57%
Cost of Total Deposits		0.38%
Cost of Funds		0.51%

Combined*



NOW & Interest-Bearing Demand 26.8%
MMDA 19.5%
Savings 11.9%
Certificates of Deposit 11.8%
Noninterest-Bearing Demand 30.0%

	Balance ($000s)	% of Total
Noninterest-Bearing Demand	$ 1,266,736	30.0%
NOW & Interest-Bearing Demand	$ 1,128,566	26.8%
MMDA	$ 821,388	19.5%
Savings	$ 503,078	11.9%
Certificates of Deposit	$ 496,726	11.8%
Total Deposits	$ 4,216,494	100.0%
Interest-Bearing Deposits	$ 2,949,758	70.0%
Non-CDs	$ 3,719,768	88.2%
Cost of Interest-Bearing Deposits		0.31%
Cost of Total Deposits		0.22%
Cost of Funds		0.28%

Source: SNL Financial, HFWA, Premier, and Puget Sound information for the quarter ended 12/31/2017
Note: All dollars in thousands
*HFWA is pro forma with Puget Sound. Does not include purchase accounting adjustments

HISTORICAL TRENDS – PREMIER COMMERCIAL

- Loans increased $26.0 million, or 8.2% since 2016
- Non-interest bearing deposits increased $14.2 million, or 15.3% since 2016

Gross Loans



$360
$340
$320
$300
$280
$260
$294
$313
$310
$318
$323
$327
$334
$344
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017

Total Deposits



$340
$320
$300
$280
$260
$240
$280
$289
$302
$318
$313
$319
$316
$331
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017

Net Income ($000s)



$1,500
$1,250
$1,000
$750
$500
$250
$-
$775
$756
$1,012
$996
$939
$1,382
$1,072
$1,020
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017*

Return on Average Assets



1.60%
1.20%
0.80%
0.40%
0.00%
0.89%
0.85%
1.08%
1.03%
0.99%
1.41%
1.08%
1.01%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017*

Source: SNL Financial; Premier earnings release data as of 12/31/2017
Note: All dollars in millions, unless otherwise noted
*Adjusted to exclude the impact of tax reform

HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE

- This is the 10th acquisition for HFWA since 1998 – in addition to the acquisition of Premier Commercial Bancorp, HFWA has completed 7 whole bank acquisitions and 2 FDIC-assisted acquisitions



Announced acquisition of Premier Commercial Bancorp with $401M in assets
Completed Puget Sound Bancorp with $556M in assets
Merger with Washington Banking Company with $1.7B in assets
Acquired Valley Community Bancshares, Inc. and Northwest Commercial Bank with $254M and $65M in assets, respectively
Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively
Acquired Western Washington Bancorp with $57M in assets
Acquired North Pacific Bancorporation with $74M in assets
Acquired Washington Independent Bancshares Inc. with $61M in assets
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
1998: $401, $74
1999: $450, $61
2000: $574
2001: $610
2002: $595
2003: $641
2004: $697
2005: $751
2006: $796, $57
2007: $886
2008: $946
2009: $1,015
2010: $812, $556
2011: $1,369
2012: $1,346
2013: $1,340, $319
2014: $1,712, $1,747
2015: $3,651
2016: $3,879
2017*: $4,113, $556
Pro Forma with Premier**: $4,113, $556, $401
Organic
Acquired Assets
Premier Commercial Bancorp

Source: SNL Financial, HFWA, Premier, Puget Sound information as of 12/31/2017
Note: All dollars in millions
Note: Pro forma 2017 periods do not include purchase accounting adjustments
*Includes pro forma impact of Puget Sound, which closed in January 2018
**Includes pro forma impact of Puget Sound and Premier Commercial

SUMMARY

- ✓ In-line with HFWA's strategic goals – Logical fit geographically, strategically and financially
  - ✓ HFWA has significant momentum in two of the most attractive banking markets in the Pacific Northwest
  - ✓ Financial impact that adds to shareholder value
  - ✓ Retain key personnel
- ✓ Expands HFWA's presence in the attractive and growing Portland MSA
  - ✓ Enhanced growth prospects with this combined platform
  - ✓ Significant scarcity value for a sizeable banking franchise in Portland
- ✓ Able to leverage the capital resources of the combined company
  - ✓ Premier team will have greater resources, expanded product set, larger lending limit, etc.
  - ✓ Healthy pro forma capital ratios to support continued growth initiatives
- ✓ HFWA management team has track record of disciplined M&A and successful merger integrations
- ✓ Enhances long term shareholder value

Appendix

Seattle vs. San Francisco vs. Portland

MARKET COMPARISON

Given the recent migration of many tech related companies to Seattle and Portland from the San Francisco Bay Area, the comparison of the three office markets has never been more relevant. Following are the basic market metrics for all three cities and a representative list of the companies that now have offices in multi-market locations.

CROSS-MARKET TENANTS

Google, twitter, facebook, ORACLE, Adobe, DocuSign, Dropbox, Zillow, f5, salesforce, Disney, tableau, UBER, amazon, galvanize, ebay, Bluetooth, Big Fish Games, NUANCE, Microsoft, YAHOO!, SurveyMonkey

SEATTLE VS. SAN FRANCISCO VS. PORTLAND OFFICE MARKET COMPARISON

	SEATTLE/ EASTSIDE	SAN FRANCISCO/ SILICON VALLEY	PORTLAND
Market Size	124,855,320 sf	273,527,633 sf	89,612,307 sf
2016 YE Vacancy	5.40%	7.01%	7.5%
2016 Net Absorption	4,318,085 sf	5,216,317 sf	1,144,306 sf
YE Total Employment	1,581,043	2,205,500	932,412
2016 Job Growth	75,465	62,500	25,988
2016 Job Growth Rate	5.01%	2.83%	2.87%
2016 YE Unemployment Rate	3.90%	3.30%	4.98%
High Water Mark - Class A	$60/sf	$110/sf	$46.50/sf
Average Class A Rates	$40-$50/sf	$68-85/sf	$28-$36/sf
2016 Sale Transactions > $10M	$4.12B	$4.56B	$8.17M
Occupancy Cost Impact - 150sf/employee x average - Class A rate/average employee salary ($130k/Seattle; $150k/SF; $115k/Portland)	5.19%	7.25%	4.57%

SEATTLE	SAN FRANCISCO	PORTLAND
5.01%	2.83% 2016 Job Growth	2.87%
3.90%	3.30% 2016 Unemployment Rate	4.98%
$40-$50	$68-$85 2016 Average Class A Rates/SF Fully Serviced	$28-$36
5.19%	7.25% Occupancy Cost Impact	4.57%

Kidder Mathews